UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2020

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)
1015 Penn Avenue
Suite 103
Wyomissing PA 19610
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 20, 2020, Jessie John Velasquez joined Customers Bancorp, Inc. (the “Company”) and was appointed the principal accounting officer of the Company and its wholly-owned subsidiary Customers Bank. Prior to this appointment, the Company's Chief Financial Officer and Treasurer, Carla A. Leibold, served as both principal financial officer and interim principal accounting officer. Ms. Leibold continues as the Company's principal financial officer.

Mr. Velasquez, 41, joins the Company with the titles Senior Vice President, Chief Accounting Officer and Controller. Mr. Velasquez was employed by the Company previously and served as Senior Vice President, Deputy Chief Accounting Officer from April 2017 until August 2018. His prior responsibilities with the Company included the preparation and review of the Company's SEC filings and earnings releases, the analysis of new accounting pronouncements and policies, the development of accounting policies, and assistance in the evaluation of proposed transactions for accounting and financial reporting implications. Prior to rejoining the Company, Mr. Velasquez served as Senior Vice President-Head of Accounting Policy and External Reporting of Webster Bank, N.A from September 2018 through March 2020. From February 2012 through March 2017, he served as Senior Vice President and Head of U.S. Accounting Policy Group at Santander Bank, N.A. Mr. Velasquez also held positions of increasing responsibility at Ernst & Young LLP. He received his Bachelor of Science degree in Accounting from the University of the Philippines and is a Certified Public Accountant in the state of Pennsylvania. In connection with Mr. Velasquez joining the Company, he was awarded 1,945 restricted stock units with an estimated fair value of $20,000 under the Company's 2019 Stock Incentive Plan.

There are no arrangements or understandings pursuant to which Mr. Velasquez was appointed as an officer, and there are no related party transactions reportable under Item 404(a) of Regulation S-K with respect to Mr. Velasquez.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Carla A. Leibold
Name: Carla A. Leibold
Title: Executive Vice President - Chief Financial Officer and Treasurer

Date: April 20, 2020